UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 22, 2007
Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri		63141

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 542-2109
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Separation Agreement, Plan of Reorganization and Distribution
Amended and Restated Certificate of Incorporation
Amended and Restated By-Laws
Rights Agreement
Transition Services Agreement
Tax Separation Agreement
Employee Matters Agreement
Coal Supply Agreement
Coal Supply Agreement
Master Coal Supply Agreement
Master Coal Supply Agreement
Master Coal Supply Agreement
Coal Act Liabilites Assumption Agreement
NBCWA Liabilites Assumption Agreement
Salaried Employee Liabilites Assumption Agreement
Administrative Services Agreement
Master Equipment Sublease Agreement
Software License Agreement
Throughput and Storage Agreement
Conveyance and Assumption Agreement
2007 Long-Term Equity Incentive Plan
Employee Stock Purchase Plan
Management Annual Incentive Compensation Plan

Item 1.01. Entry into a Material Definitive Agreement.
     On October 10, 2007, Peabody Energy Corporation (“Peabody”) issued a press release announcing that its Board of Directors had formally approved a spin-off of Patriot Coal Corporation (the “Company”) from Peabody. The spin-off will be accomplished through a special dividend of all outstanding shares of Patriot to Peabody shareholders.
     In connection with the spin-off, the Company has entered into definitive agreements with Peabody that, among other things, set forth the terms and conditions of the spin-off and provide a framework for the Company’s relationship with Peabody after the spin-off. A summary of certain important terms of the definitive agreements, which are referenced below, can be found in the section entitled “Our Relationship with Peabody After the Spin-Off” in the Company’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to its Current Report on Form 8-K dated October 22, 2007, and is incorporated by reference to Item 1.01 of this Current Report on Form 8-K.
Separation Agreement, Plan of Reorganization and Distribution
     On October 22, 2007, the Company entered into a Separation Agreement, Plan of Reorganization and Distribution (“Separation Agreement”) with Peabody. The Separation Agreement sets forth the agreement between us and Peabody with respect to the principal corporate transactions required to effect our separation from Peabody, the transfer of certain assets and liabilities required to effect such separation, the distribution of our shares to Peabody stockholders, and other agreements governing the relationship between Peabody and us following the separation, including certain litigation matters. Peabody will only consummate the spin-off if specified conditions are met. A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Transition Services Agreement
     On October 22, 2007, the Company entered into a Transition Services Agreement (the “Transition Services Agreement”) with Peabody pursuant to which Peabody will provide certain administrative and other services to Patriot, including in the following areas: information technology, purchasing and materials management, accounting services, payroll, human resources, engineering, geology, land management and environmental services. For each of these areas, a transition service schedule summarizes the services to be provided and the responsibilities of Peabody and Patriot. The cost to Patriot for these services is at fair market value rates. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Tax Separation Agreement
     On October 22, 2007, the Company entered into a Tax Separation Agreement (the “Tax Separation Agreement”), which sets forth the responsibilities of Peabody and Patriot with respect to, among other things, liabilities for federal, state, local and foreign taxes for periods before and including the spin-off, the preparation and filing of tax returns for such periods and disputes with taxing authorities regarding taxes for such periods. Peabody will generally be responsible for federal, state, local and foreign income taxes of Patriot for periods before and including the spin-off. Patriot will generally be responsible for all other taxes relating to its business. Peabody and Patriot will each generally be responsible for managing those disputes that relate to the taxes for which each is responsible and, under certain circumstances, may jointly control any dispute relating to taxes for which both parties are responsible. A copy of the Tax Separation Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employee Matters Agreement
     On October 22, 2007, the Company entered into an Employee Matters Agreement (the “Employee Matters Agreement”), which provides for the transition of our employees and retirees from Peabody’s employee plans and programs to employee plans and programs of Patriot. The Employee Matters Agreement also allocates responsibility for certain employee benefit matters and liabilities after the distribution date, including benefits for certain former employees of Patriot’s subsidiaries. In general, with certain exceptions (including as described under the section captioned “Liabilities Assumption Agreements and Administrative Services Agreement” below), we and Peabody will be responsible for all obligations and liabilities relating to our respective current and former employees and their dependents and beneficiaries. A copy of the Employee Matters Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Coal Supply Agreements
     On October 22, 2007, a subsidiary of Patriot entered into Coal Supply Agreements with each of COALSALES II, LLC, a Peabody affiliate (“COALSALES II”), and COALSALES LLC, another Peabody affiliate (“COALSALES”), pursuant to which Patriot will be supplying coal to COALSALES II and COALSALES to ensure continuity of supply to customers of COALSALES II and COALSALES. A copy of the Coal Supply Agreement with COALSALES II is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the Coal Supply Agreement with COALSALES is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
     In addition, on October 22, 2007, a subsidiary of Patriot entered into a total of three Master Coal Supply Agreements with Peabody subsidiaries, including separate agreements with each of COALSALES, COALSALES II, and COALTRADE INTERNATIONAL, LLC (“COALTRADE”). Under these contracts, the Patriot subsidiary will continue to supply coal sourced from Patriot operations directly to customers who have existing contracts with these Peabody subsidiaries. The Master Coal Supply Agreements incorporate the terms and conditions of individual contracts between the Peabody subsidiaries and customers supplied by Patriot operations. Copies of the Master Coal Supply Agreements with COALSALES, COALSALES II and COALTRADE are attached hereto as Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8 and are incorporated herein by reference.
Liabilities Assumption Agreements and Administrative Services Agreement
     On October 22, 2007, Peabody, Peabody Holding Company, LLC, a subsidiary of Peabody (“Peabody Holding”) and Patriot entered into a Coal Act Liabilities Assumption Agreement (the “Coal Act Liabilities Assumption Agreement”), and together with a subsidiary of Patriot they entered into a NBCWA Liabilities Assumption Agreement (the “NBCWA Liabilities Assumption Agreement”) and a Salaried Employee Liabilities Assumption Agreement (the “Salaried Employees Liabilities Assumption Agreement and, collectively with the Coal Act Liabilities Assumption Agreement and the NBCWA Liabilities Assumption Agreement, the “Liabilities Assumption Agreements”), pursuant to which Peabody Holding has agreed to pay certain retiree healthcare liabilities of Patriot and its subsidiaries arising under the Coal Act and the 2007 NBCWA and predecessor agreements, as well as retiree healthcare liabilities relating to certain salaried employees. Peabody agreed to guarantee the performance of Peabody Holding under the Liabilities Assumption Agreements. Copies of the Coal Act Liabilities Assumption Agreement, the NBCWA Liabilities Assumption Agreement and the Salaried Employee Liabilities Assumption Agreement are attached hereto as Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11, respectively, and are incorporated herein by reference.
     On October 22, 2007, Patriot, Peabody and Peabody Holding entered into an Administrative Services Agreement (the “Administrative Services Agreement”) pursuant to which Patriot will administer the retiree healthcare benefits assumed by Peabody Holding under the Liabilities Assumption Agreements. Peabody Holding will pay Patriot a fee equal to the fair market value of the administration of such benefits. The Administrative Services Agreement will remain in effect until the termination of all of the Liabilities Assumption Agreements. A copy of the Administrative Services Agreement is attached hereto as Exhibit 10.12 and is incorporated herein by reference.

Master Equipment Sublease Agreement
     On October 22, 2007, a subsidiary of Peabody and a subsidiary of Patriot entered into a Master Equipment Sublease Agreement (the “Master Equipment Sublease Agreement”) pursuant to which the Patriot subsidiary will sublease certain mining equipment and facilities used in the Patriot business from Peabody on terms and conditions substantially similar to the third-party lease agreements to which the Peabody subsidiary is a party. A copy of the Master Equipment Sublease Agreement is attached hereto as Exhibit 10.13 and is incorporated herein by reference.
Software License Agreement
     On October 22, 2007, Peabody and Patriot entered into a Software License Agreement (the “Software License Agreement”) pursuant to which Peabody grants to Patriot a non-exclusive license, solely in connection with Patriot’s operation of its business, to install, copy and distribute internally, use and create improvements, enhancements and modifications to certain proprietary software applications. A copy of the Software License Agreement is attached hereto as Exhibit 10.14 and is incorporated herein by reference.
Throughput and Storage Agreement
     Since 1985, Patriot’s operations have transloaded coal for seaborne markets through Dominion Terminal Associates (“DTA”), a coal transloading and ground storage facility in Newport News, Virginia. Peabody owns a 30% interest in DTA. On October 22, 2007, subsidiaries of Peabody and Patriot entered into a five-year Throughput and Storage Agreement (the “Throughput and Storage Agreement”) pursuant to which Patriot will continue to utilize the DTA facility for transloading seaborne shipments from Central Appalachia which originate on the CSX railroad at an agreed fair value rate. A copy of the Throughput and Storage Agreement is attached hereto as Exhibit 10.15 and is incorporated herein by reference.
Conveyance and Assumption Agreement
     On October 22, 2007, a subsidiary of Patriot entered into a Conveyance and Assumption Agreement (the “Conveyance and Assumption Agreement”) with several subsidiaries of Peabody. Pursuant to the Conveyance and Assumption Agreement, Peabody’s subsidiaries assumed certain reclamation obligations at sites in Indiana, Illinois, Kentucky and Ohio in exchange for equipment owned by Patriot’s subsidiary having an aggregate book value of approximately $1.2 million as of June 30, 2007. A copy of the Conveyance and Assumption Agreement is attached hereto as Exhibit 10.16 and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders
     On October 22, 2007, Patriot entered into a Rights Agreement with American Stock Transfer & Trust Company (the “Rights Agreement”). Our board of directors adopted a stockholder rights plan pursuant to the Rights Agreement and declared a dividend distribution of one preferred share purchase right for each outstanding share of our common stock to stockholders of record as of October 31, 2007. Each right being issued will be subject to the terms of the Rights Agreement. A summary of certain important terms of the Rights Agreement can be found in the section entitled “Description of Our Capital Stock—Rights Agreement” in the Information Statement and is incorporated by reference to Item 3.03 of this Current Report on Form 8-K. A copy of the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On October 22, 2007, the Company adopted the Patriot Coal Corporation 2007 Long-Term Equity Incentive Plan (the “Long-Term Incentive Plan”), under which the Company will be able to grant equity-based and other awards to its employees. A summary of the terms of the Long-Term Incentive Plan can be found under the caption “Executive Compensation—Patriot Long-Term Incentive Plan” in the Information Statement and is incorporated by reference to Item 5.02 of this Current Report on Form 8-K. A copy of the Long-Term Incentive Plan is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

     On October 22, 2007, the Company adopted the Patriot Coal Corporation Employee Stock Purchase Plan (the “Plan”), which was also approved by Peabody in its capacity as Patriot’s sole shareholder. The Plan authorizes the issuance of up to an aggregate of 1,000,000 shares of the Company’s common stock to eligible employees. Employees are generally eligible to participate if we or one of the Company’s participating corporate subsidiaries employ them for more than 20 hours per week on a continuous basis. The Plan will be administered by a committee appointed by Patriot’s Board of Directors.
     The Plan, which is intended to qualify under Section 423 of the Internal Revenue Code, will be implemented through a series of offering periods. The Plan generally provides for six-month offering periods beginning on January 1 and July 1 of each calendar year, or as otherwise determined by the committee. The committee has the ability to change the duration and/or frequency of offer periods under the Plan, and the first offering period under the Plan is expected to begin on January 1, 2008.
     At the end of each six-month period, an automatic purchase will be made for participants. Eligible employees may purchase common stock through payroll deductions, which in any event must be at least 1% but may not exceed 15% of an employee’s compensation. Such purchases will be made at a price equal to 85% of the fair market value (i.e., closing price) of a share of common stock on the first or last day of the offer period, whichever is less. Employees will generally be prohibited from selling the shares of common stock they purchase under the Plan for a period of eighteen months.
     No employee will be granted an option to purchase the Company’s common stock under the Plan if immediately after the grant the employee would own common stock, including any outstanding options to purchase common stock, equaling 5% or more of the total voting power or value of all classes of the Company’s stock. In addition, the Plan provides that no employee will be granted an option to purchase stock if the option would permit the employee to purchase common stock under all of the Company’s employee stock purchase plans in an amount that exceeds $25,000 of the fair market value of such stock for each calendar year in which the option is outstanding.
     For each employee, his or her participation will end automatically upon termination of employment with the Company or one of the Company’s subsidiaries. In addition, employees may end their participation in the Plan at any time. In the event of a change in control of the Company (as defined in the Plan) resulting from a merger or consolidation of the Company with and into another person, the sale or transfer of all or substantially all of Patriot’s assets, a person or group gaining a majority of the voting power of the Company’s stock, or a change in the majority of the Board of Directors of the Company, the current offering period will end on the date of such event and the participants will be allowed to sell their shares purchased under the Plan regardless of whether they have owned such shares for eighteen months.
     The Board of Directors of the Company has the authority to amend or terminate the Plan, except that, subject to certain exceptions described in the Plan, no such action may adversely affect any outstanding rights to purchase stock under the Plan. In addition, an amendment will be subject to the approval of the Company’s stockholders if it increases the number of shares of the Company’s common stock that may be purchased under the Plan, materially modifies the conditions for employee participation in the Plan or materially increases benefits available under the Plan.
     Plan is attached hereto as Exhibit 10.18 and is incorporated herein by reference.
     On October 22, 2007, the Company adopted the Patriot Coal Corporation Management Annual Incentive Compensation Plan (the “Annual Incentive Plan”), which was also approved by Peabody in its capacity as Patriot’s sole shareholder. In general, the Incentive Compensation Plan provides opportunities for key executives to earn annual cash incentive payments tied to the successful achievement of pre-established objectives that support Patriot’s business strategy. A summary of the terms of the Annual Incentive Plan can be found under the caption “Executive Compensation—Annual Incentive Plan” in the Information Statement and is incorporated by reference to Item 5.02 of this Current Report on Form 8-K. A copy of the Annual Incentive Plan is attached hereto as Exhibit 10.19 and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 22, 2007, the Company amended and restated its certificate of incorporation (the “Certificate of Incorporation”) and by-laws (the “By-Laws”) and filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The description of the material provisions of the Certificate of Incorporation and By-Laws is included in the Information Statement under the caption “Description of Our Capital Stock—Certificate of Incorporation; By-Laws” and is incorporated herein by reference. Copies of the Certificate of Incorporation and By-Laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Separation Agreement, Plan of Reorganization and Distribution, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws
4.1	Rights Agreement, dated October 22, 2007, between Patriot Coal Corporation and American Stock Transfer & Trust Company
10.1	Transition Services Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.2	Tax Separation Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.3	Employee Matters Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.4	Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES II, LLC
10.5	Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES LLC
10.6	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES LLC
10.7	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES II LLC
10.8	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALTRADE INTERNATIONAL, LLC
10.9	Coal Act Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC and Peabody Energy Corporation
10.10	NBCWA Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC, Peabody Coal Company, LLC and Peabody Energy Corporation

Exhibit No.	Description of Exhibit

10.11	Salaried Employee Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC, Peabody Coal Company, LLC and Peabody Energy Corporation
10.12	Administrative Services Agreement, dated October 22, 2007, between Patriot Coal Corporation and Peabody Holding Company, LLC
10.13	Master Equipment Sublease Agreement, dated October 22, 2007, between Patriot Leasing Company LLC and PEC Equipment Company, LLC
10.14	Software License Agreement, dated October 22, 2007, between Patriot Coal Corporation and Peabody Energy Corporation
10.15	Throughput and Storage Agreement, dated October 22, 2007, among Peabody Terminals, LLC, James River Terminals, LLC and Patriot Coal Sales LLC
10.16	Conveyance and Assumption Agreement, dated October 22, 2007, among PEC Equipment Company, LLC, Central States Coal Reserves of Indiana, LLC, Central States Coal Reserves of Illinois, LLC, Cyprus Creek Land Company and Peabody Coal Company, LLC
10.17	Patriot Coal Corporation 2007 Long-Term Equity Incentive Plan
10.18	Patriot Coal Corporation Employee Stock Purchase Plan
10.19	Patriot Coal Corporation Management Annual Incentive Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
	Name:	Joseph W. Bean
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: October 24, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Separation Agreement, Plan of Reorganization and Distribution, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws
4.1	Rights Agreement, dated October 22, 2007, between Patriot Coal Corporation and American Stock Transfer & Trust Company
10.1	Transition Services Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.2	Tax Separation Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.3	Employee Matters Agreement, dated October 22, 2007, between Peabody Energy Corporation and Patriot Coal Corporation
10.4	Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Corporation and COALSALES II, LLC
10.5	Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Corporation and COALSALES LLC
10.6	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES LLC
10.7	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALSALES II LLC
10.8	Master Coal Supply Agreement, dated October 22, 2007, between Patriot Coal Sales LLC and COALTRADE INTERNATIONAL, LLC
10.9	Coal Act Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC and Peabody Energy Corporation
10.10	NBCWA Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC, Peabody Coal Company, LLC and Peabody Energy Corporation
10.11	Salaried Employee Liabilities Assumption Agreement, dated October 22, 2007, among Patriot Coal Corporation, Peabody Holding Company, LLC. Peabody Coal Company, LLC and Peabody Energy Corporation

Exhibit No.	Description of Exhibit

10.12	Administrative Services Agreement, dated October 22, 2007, between Patriot Coal Corporation and Peabody Holding Company, LLC
10.13	Master Equipment Sublease Agreement, dated October 22, 2007, between Patriot Leasing Company LLC and PEC Equipment Company, LLC
10.14	Software License Agreement, dated October 22, 2007, between Patriot Coal Corporation and Peabody Energy Corporation
10.15	Throughput and Storage Agreement, dated October 22, 2007, among Peabody Terminals, LLC, James River Terminals, LLC and Patriot Coal Sales LLC
10.16	Conveyance and Assumption Agreement, dated October 22, 2007, among PEC Equipment Company, LLC, Central States Coal Reserves of Indiana, LLC, Central States Coal Reserves of Illinois, LLC, Cyprus Creek Land Company and Peabody Coal Company, LLC
10.17	Patriot Coal Corporation 2007 Long-Term Equity Incentive Plan
10.18	Patriot Coal Corporation Employee Stock Purchase Plan
10.19	Patriot Coal Corporation Management Annual Incentive Compensation Plan